Exhibit 99.3

November 8, 2018 Third Quarter 2018 Financial Results

Disclosure Rules Cautionary Note on Forward-Looking Statements. This presentation contains forward-looking statements including, without limitation, statements concerning plans, objectives, goals, projections, strategies, future events or performance, and underlying assumptions and other statements, which are not statements of historical facts or guarantees or assurances of future performance. Forward-looking statements may be identified by the use of words like “expect,” “anticipate,” “intend,” “forecast,” “outlook,” “will,” “may,” “might,” “see,” “assure,” “potential,” “likely,” “target,” “plan,” “contemplate,” “seek,” “attempt,” “should,” “could,” “would” or expressions of similar meaning. Forward-looking statements reflect management’s evaluation of information currently available and are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Factors that might cause such a difference include, but are not limited to, those discussed in our Annual Report on Form 10-K, under Part I, Item 1A — “Risk Factors” and elsewhere in our other reports filed with the U.S. Securities and Exchange Commission. As a result of these or other factors, our actual results may differ materially from those contemplated by the forward-looking statements. Therefore, we caution you against relying on any of these forward-looking statements. The forward-looking statements included in this presentation are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. This presentation contains financial measures that are not in accordance with generally accepted accounting principles in the US (“GAAP”) including EBITDA, Adjusted EBITDA, Adjusted Net Income, Adjusted EPS and Free Cash Flow. We believe these measures provide relevant and meaningful information to investors and lenders about the ongoing operating results of the Company. Such measures when referenced herein should not be viewed as an alternative to GAAP measures of performance or liquidity, as applicable. We have provided a reconciliation of these measures to the most comparable GAAP metric alongside of the respective measure or otherwise in the Appendix section of this presentation. Introductions Chris Pappas, President & CEO Barry Niziolek, Executive Vice President & CFO David Stasse, Vice President, Treasury & Investor Relations Introductions & Disclosure Rules

Key Points * See Appendix for reconciliation of non-GAAP measures. Q3 Results Net income of $75 million and Adj EBITDA* of $143 million Results impacted by higher raw material costs, automotive and tire market slowdown as well as continued uncertainty from global trade dynamics; partially offset by higher styrene margins Cash Generation 2018 Expect to generate $380 million to $410 million Cash from Operations and Free Cash Flow* of $250 million to $280 million Returned $52 million and $144 million of cash to shareholders via share repurchases and dividends in Q3 and 2018 YTD, respectively Full Year 2018 Outlook Net income of $348 million to $356 million, Diluted EPS of $7.96 to $8.15 Adj EBITDA* of $618 million to $628 million, Adj EPS* of $8.27 to $8.46 Outlook assumes no material change to current market conditions, no additional styrene outages and minimal net timing impacts Full Year 2019 Outlook Net income of $344 million to $368 million, Diluted EPS of $7.94 to $8.49 Adj EBITDA* of $600 million to $630 million, Adj EPS* of $7.94 to $8.49 Assumes no unplanned styrene outages, minimal net timing impacts and gradual recovery in the automotive and tire markets as well as improvement in China’s economic condition

Prior year net income included a $66 million pre-tax charge related to the Company’s debt refinancing Excluding one-time charges, lower year-over-year profitability driven by higher raw material costs, lower automotive production in Europe and global trade uncertainty Cash from operations of $56 million and Free Cash Flow* of $25 million included $41 million of higher working capital; $35 million of share repurchases in the quarter Trinseo Q3 2018 Financial Results * See Appendix for reconciliation of non-GAAP measures. Net Sales $1.72 $1.83 $0.74 $2.18 Diluted EPS Adj EPS* EPS ($) Q3'18 Q3'17 $1,200 $75 $1,097 $33 Net Sales Net Income Net Sales & Net Income ($MM) Q3'18 Q3'17 $143 $166 Q3'18 Q3'17 Adjusted EBITDA* ($MM)

Continued mix shift improvement – replacing traditional SB Latex with alternative chemistries Adjusted EBITDA below prior year due mainly to lower margin from higher raw material costs, trade uncertainty and market competitiveness Latex Binders $278 $266 Q3'18 Q3'17 Net Sales ($ MM) $25 $32 Q3'18 Q3'17 Adjusted EBITDA ($MM) 285 298 Q3'18 Q3'17 Volume (MM Lbs)

YTD SSBR sales volume growth of 6%; higher price due to raw material pass through Adjusted EBITDA higher versus prior year due to favorable year-over-year net timing impact of $28 million (unfavorable $25 million in prior year); excluding net timing, margin was lower due to weaker market conditions and higher raw material costs Synthetic Rubber $138 $119 Q3'18 Q3'17 Net Sales ($ MM) $15 ($6) Q3'18 Q3'17 Adjusted EBITDA ($MM) 141 137 Q3'18 Q3'17 Volume (MM Lbs)

ABS sales volume growth in China driving higher year-over-year net sales Lower Adjusted EBITDA versus prior year from ABS and polycarbonate margin compression due to higher raw materials, lower automotive production in Europe, lower China demand and global trade uncertainty Performance Plastics $401 $362 Q3'18 Q3'17 Net Sales ($ MM) $44 $62 Q3'18 Q3'17 Adjusted EBITDA ($MM) 364 337 Q3'18 Q3'17 Volume (MM Lbs)

Higher net sales versus prior year due to the pass through of higher styrene costs Lower sales volume and margin versus prior year due to market uncertainty in Asia as well as customer destocking in Europe in anticipation of lower fourth quarter prices Polystyrene $252 $238 Q3'18 Q3'17 Net Sales ($ MM) $5 $9 Q3'18 Q3'17 Adjusted EBITDA ($MM) 339 351 Q3'18 Q3'17 Volume (MM Lbs)

Year-over-year variance due to net timing Styrene margins are essentially flat with prior year as higher margins in Asia were offset by lower margins in Europe Feedstocks & Americas Styrenics FEEDSTOCKS Year-over-year decrease due to lower styrene production and lower polystyrene margins Dividends: $18 million in Q3 2018 AMERICAS STYRENICS $40 $46 Q3'18 Q3'17 Adjusted EBITDA ($MM) $35 $44 Q3'18 Q3'17 Adjusted EBITDA ($MM)

Western Europe and Asia Styrene Margin Trends

TRINSEO

Western Europe Margin (1)



SM Margin over Raw Materials
Q3 to Q4
~($115/MT)
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$476
$292
$306
$380
$612
$683
$555
$468
$445
$386
$449
$538
$457
$279
$292
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18

Asia Margin (2)



SM Margin over Raw Materials
Q3 to Q4
~($85/MT)
Styrene
Ethylene
Benzene
Prices – USD/MT
Styrene Margin - USD/MT
$189
$206
$202
$231
$322
$262
$287
$344
$348
$300
$330
$354
$324
$209
$193
Oct-17
Nov-17
Dec-17
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18

Trinseo's Feedstocks reporting segment captures styrene monomer margin through both internally produced and cost-based purchases of styrene. In 2018, we estimate that we will produce approximately 700 kilotons of styrene in Western Europe and purchase approximately 185 kilotons of styrene in Asia with cost-based economics. With all other inputs remaining equal, a $50 per metric ton change in styrene margins would be expected to impact the Feedstocks reporting segment's annual Adjusted EBITDA by approximately $35 million in Europe and approximately $9 million in Asia. Other factors that could impact the Feedstocks segment Adjusted EBITDA include, but are not limited to, utilities, freight, manufacturing costs, overhead costs, production outages, currency, discounts of styrene, benzene, and ethylene, as well as raw material timing.

SOURCE: Western Europe Styrene, Benzene, Ethylene Prices: ICIS. Asia Styrene, Benzene, Ethylene prices: IHS. Styrene margin over raw materials: Trinseo. (1) Styrene: W. Europe Contract Monthly Market (Delivered W. Europe); Benzene: 50% W. Europe Spot Avg (CIF NW Europe / Basis ARA) and 50% W. Europe Contract – Market (FOB/CIF W. Europe); Ethylene: W. Europe Contract – Market Pipeline (Delivered W. Europe). (2) Styrene: NE Asia Avg Spot Posting (CFR China); Benzene: NE Asia Spot Avg (FOB S. Korea); Ethylene: NE Asia Spot Avg (CFR NE Asia). Styrene margin over raw materials: Styrene less (80% * Benzene) less (30% * Ethylene).

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Q4 and Full Year 2018 Outlook

TRINSEO

	Q4 Adj EBITDA* ($MM)	FY Adj EBITDA*	Assumptions
Latex Binders	~$28	~$115	• Steady performance in Q4, some improvement in Asia from lower butadiene costs • Continued cost focus and mix shift improvement
Synthetic Rubber	$10 - $15	$82 - $87	• Softer than expected tire markets, ramp of new SSBR capacity slower than expected • FY includes ~$13 million favorable net timing impacts
Performance Plastics	$35 - $40	$193 - $198	• Macroeconomic challenges continue in Q4 • High single digit ABS growth due to China expansion
Polystyrene	~$10	~$40	• Sequential improvement as Q3 destocking ends and margins increase • Seeing sales volume uptick in Q4
Feedstocks	~$20	~$135	• Q4 sequentially lower with no known unplanned outages • FY includes~$30 million unplanned outage impacts through Q3
Americas Styrenics	~$30	~$143	• Steady performance in Q4 • FY includes unplanned outage impacts through Q3
Corporate	~($25)	~($90)	• Full year effective tax rate of ~19% • Cash Paid for Interest of ~$50 million, Cash Paid for Income Taxes of ~$90 million, CapEx of ~$130 million
Net Income	$55 - $63	$348 - $356	
Adjusted EBITDA*	$110 - $120	$618 - $628	
EPS (diluted)	$1.27 - $1.46	$7.96 - $8.15	
Adj EPS*	$1.27 - $1.46	$8.27 - $8.46	

* See Appendix for reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding.

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2019 Focus, Actions and Outlook

TRINSEO

Latex Binders	• Slight improvement from 2018 • Continue shift to higher growth markets; diversify chemistries • Optimize cost and generate cash
Synthetic Rubber	• Slight improvement from 2018 excluding expected favorable net timing impacts in 2018 • Continue to sell remaining SSBR capacity • Develop and commercialize new technologies • Reduce costs
Performance Plastics	• Modest improvement from 2018 as volumes and margins normalize through the year • Move up ABS value chain in China with new ABS capacity • Implement pricing actions to better align with product value • Reduce costs
Polystyrene	• Slight improvement from 2018 due to more normalized customer buying patterns • Implement price initiatives in differentiated segments • Optimize cost and generate cash
Feedstocks	• Similar to 2018 excluding unplanned outages • Maintain consistent and reliable production • Optimize cost and generate cash
Americas Styrenics	• Similar to 2018 excluding unplanned outages • Maintain consistent and reliable production • Optimize cost and generate cash

2019 Outlook

- Net Income of $344 million to $368 million
- Adjusted EBITDA* of $600 million to $630 million
- Diluted EPS and Adjusted EPS* of $7.94 to $8.49
- Capital Expenditures of ~ $120 million
- Cash paid for taxes of ~ $90 million
- Cash paid for interest of ~ $45 million

Assumptions

- No unplanned styrene outages; there has been an average over the last four years of $30 million of Adjusted EBITDA benefit due to unplanned outages
- Gradual recovery of market conditions through the first half of 2019

* See Appendix for reconciliation of non-GAAP measures.

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Shareholder Return ($MM) Shareholder returns consistently a high percentage of cash generated Cash From Operations $404MM $391MM $435MM 2016 2017 Q3 2018 LTM * See Appendix for reconciliation of non-GAAP measures. 280 244 306 27 58 65 215 89 119 Free Cash Flow* Share Repurchase Dividend

Appendix

US GAAP to Non-GAAP Reconciliation NOTE: For definitions of non-GAAP measures as well as descriptions of reconciling items from Net Income to Adjusted EBITDA and to Adjusted Net Income, refer to the accompanying Exhibit 99.1 – Press Release, November 8, 2018. Totals may not sum due to rounding. Profitability Outlook Cash Generation

US GAAP to Non-GAAP Reconciliation NOTE: Totals may not sum due to rounding.

Selected Segment Information * See this Appendix for reconciliation of non-GAAP measures. NOTE: Totals may not sum due to rounding.